UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 17, 2008
(Exact name of registrant as specified in charter)

Ohio	0-850	34-6542451

(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

127 Public Square, Cleveland, Ohio		44114-1306

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (216) 689-6300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-99.1
EX-99.2
EX-99.3

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition.
          On April 17, 2008, KeyCorp issued a press release announcing its earnings results for the three-month period ended March 31, 2008 (the “Press Release”). This Press Release is attached as Exhibit 99.1 to this report and incorporated by reference herein. KeyCorp also held a conference call/webcast on April 17, 2008, to discuss its earnings results. The slide presentation reviewed by KeyCorp in the conference call/webcast (the “Conference Call/Webcast Slide Presentation”) is attached as Exhibit 99.2 to this report and incorporated by reference herein.
          The information in the preceding paragraph, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”).
          KeyCorp’s Consolidated Balance Sheets and Consolidated Statements of Income (the “Financial Statements”) included as part of the Press Release, are attached as Exhibit 99.3 to this report and are incorporated by reference herein. Exhibit 99.3 is “filed” for purposes of Section 18 of the Exchange Act and, therefore, may be incorporated by reference in filings under the Securities Act.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits

99.1	KeyCorp’s Press Release, dated April 17, 2008 (solely “furnished” and not filed for purposes of Item 2.02).

99.2	KeyCorp’s Conference Call/Webcast Slide Presentation (solely “furnished” and not filed for purposes of Item 2.02).

99.3	KeyCorp’s Financial Statements (“filed” for purposes of Item 2.02).
* * *
          Forward-Looking Statements. This filing contains forward-looking statements, including statements about our financial condition, results of operations, earnings outlook, asset quality trends and profitability. Forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to assumptions, risks and uncertainties. Although management believes that the expectations and forecasts reflected in these forward-looking statements are reasonable, actual results could differ materially due to a variety of factors including: (1) changes in interest rates; (2) changes in trade, monetary or fiscal policy; (3) continued disruption in the fixed income markets; (4) adverse capital markets conditions; (5) changes in general economic conditions, or in the condition of the local economies or industries in which we have significant operations or assets, which could, among other things, materially impact credit quality trends and our ability to generate loans; (6) increased competitive pressure among financial services companies; (7) the inability to successfully execute strategic initiatives designed to grow revenues and/or manage expenses; (8) consummation of significant business combinations or divestitures; (9) operational or risk management failures due to technological or other factors; (10) changes in accounting or tax practices or requirements; (11) new legal obligations or liabilities or unfavorable resolution of litigation; (12) heightened regulatory practices, requirements or expectations; and (13) disruption in the economy and general business climate as a result of terrorist activities or military actions. Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management’s views as of any subsequent date. We do not assume any obligation to update these forward-looking statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP

(Registrant)

Date: April 17, 2008	/s/ Robert L. Morris

	By:	Robert L. Morris
Executive Vice President and
Chief Accounting Officer